Exhibit 10.28
Director Indemnification Agreements
The following current directors of NuPathe Inc. are each a party to a Director Indemnification Agreement with NuPathe Inc. Such Director Indemnification Agreements are consistent in all material respects with the Form of Director Indemnification Agreement which is filed as Exhibit 10.20 to Amendment No. 2 to NuPathe Inc.’s Registration Statement on Form S-1 (File No. 333-166825) filed on July 9, 2010.
Michael Cola
Jeanne Cunicelli
Michael C. Diem, MD
William J. Federici
Jane H. Hollingsworth
Richard S. Kollender
Gary J. Kurtzman, MD
Robert P. Roche, Jr.
Wayne P. Yetter